Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Third Quarter 2016 Financial Results

Total revenue of $58.0 million grew 28% year-over-year

Employer revenue of $35.4 million grew 55% year-over-year

Charleston, S.C. – November 3, 2016 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits management solutions, today announced its third quarter 2016 financial results.

“Benefitfocus continued its positive momentum and delivered strong third quarter results with total revenue growing 28% in the quarter,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “Our employer revenue grew 55% driven by impressive demand for our platform, and once again, our software revenue retention rate was over 95%.”

Jenkins added, “We are also pleased that we achieved adjusted EBITDA profitability one quarter ahead of plan and continue to make excellent progress towards achieving our long-term goals. Throughout 2016 we have extended our leadership position within the dynamic cloud based benefits administration market as we remain focused on enabling our customers to engage employees, improve plan fit, reduce benefits expense and streamline administration.”

Third Quarter 2016 Financial Highlights

Revenue

•	Total revenue was $58.0 million, an increase of 28% compared to the third quarter of 2015.
•	Software services revenue was $49.3 million, an increase of 25% compared to the third quarter of 2015.
•	Professional services revenue was $8.7 million, an increase of 43% compared to the third quarter of 2015.
•	Employer revenue was $35.4 million, an increase of 55% compared to the third quarter of 2015.
•	Insurance carrier revenue was $22.7 million, approximately unchanged compared to the third quarter of 2015.

Net Loss

•

Net loss was ($8.6) million, compared to ($16.7) million in the third quarter of 2015. Net loss per share was ($0.29), based on 29.7 million basic and diluted weighted average common shares outstanding, compared to ($0.58) for the third quarter of 2015, based on 28.8 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($4.1) million, compared to ($13.2) million in the third quarter of 2015. Non-GAAP net loss per share was ($0.14), based on 29.7 million basic and diluted weighted average common shares outstanding, compared to ($0.46) for the third quarter of 2015, based on 28.8 million basic and diluted weighted average common shares outstanding.
•	Adjusted EBITDA was $1.1 million, compared to ($8.8) million in the third quarter of 2015.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet and Cash Flow

•	Cash, cash equivalents and marketable securities at September 30, 2016 totaled $55.3 million, compared to $68.0 million at the end of the second quarter of 2016.

Third Quarter and Recent Business Highlights

•	Ended the quarter with 827 large employer customers, up from 703 at the end of the year ago period and 803 at the end of the second quarter of 2016.
•	Signed 6 new national accounts with more than 10,000 lives during the third quarter.
•

Announced major platform upgrades in our Autumn 2016 Software Release. This latest release gives consumers on the BENEFITFOCUS® Platform the ability to complete open enrollment on their mobile device using the BENEFITFOCUS® App or directly through the mobile optimize BENEFITFOCUS® Marketplace.

•	Hosted our first Carrier Executive Forum with over 20 SVP level executives from the country’s largest health and voluntary insurance carriers.
•	Opportunistically expanded our revolving credit facility from $60 million to $95 million and extended the term to February 2020.
•

Appointed Jeffrey Laborde as Chief Financial Officer. Prior to joining Benefitfocus, Laborde served as Chief Financial Officer at Infor, Inc., a leading enterprise resource planning software vendor, and SumTotal Systems, a leading human capital management software provider. Prior to SumTotal, Laborde served as a managing director for Goldman Sachs & Co. in its Technology, Media & Telecom Group.

Business Outlook

Based on information available as of November 3, 2016, Benefitfocus is providing guidance for the fourth quarter and updating full year 2016 as indicated below.

Fourth Quarter 2016:

•	Total revenue is expected to be in the range of $62.3 million to $63.3 million.
•

Non-GAAP net loss is expected to be in the range of ($4.2) million to ($3.2) million, or ($0.14) to ($0.11) per share, based on 29.8 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $1.5 million to $2.5 million.

Full Year 2016:

•	Total revenue is expected to be in the range of $233.0 million to $234.0 million.
•

Non-GAAP net loss is expected to be in the range of ($23.4) million to ($22.4) million, or ($0.79) to ($0.76) per share, based on 29.5 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($2.5) million to ($1.5) million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP below:

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, November 3, 2016 at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic) or (201) 689-8470 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (877) 870-5176 (domestic) or (858) 384-5517 (international) with replay passcode 13647185 through November 10, 2016.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day leading employers, insurance companies and millions of consumers rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release and the accompanying tables, including non-GAAP gross profit, operating loss, net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses and amortization of acquisition-related intangible assets and offering costs expensed, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and determination of appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include:

our continuing losses and need to achieve profitability; fluctuations in our financial results; general economic risks;  the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture and recruit and retain qualified personnel; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$58,022	$45,426	$170,688	$130,803
Cost of revenue (1)(2)	29,112	26,265	88,159	72,368
Gross profit	28,910	19,161	82,529	58,435
Operating expenses:(1)(2)
Sales and marketing	13,607	14,218	41,942	45,497
Research and development	14,081	12,958	43,276	38,006
General and administrative	7,746	6,777	24,415	18,581
Total operating expenses	35,434	33,953	109,633	102,084
Loss from operations	(6,524)	(14,792)	(27,104)	(43,649)
Other income (expense):
Interest income	25	56	117	130
Interest expense on building lease financing obligations	(1,704)	(1,727)	(5,130)	(5,371)
Interest expense on other borrowings	(262)	(195)	(691)	(685)
Other (expense) income	(133)	(1)	(136)	3
Total other expense, net	(2,074)	(1,867)	(5,840)	(5,923)
Loss before income taxes	(8,598)	(16,659)	(32,944)	(49,572)
Income tax expense	5	5	15	25
Net loss	$(8,603)	$(16,664)	$(32,959)	$(49,597)
Comprehensive loss	$(8,603)	$(16,664)	$(32,959)	$(49,597)

Net loss per common share:
Basic and diluted	$(0.29)	$(0.58)	$(1.12)	$(1.77)
Weighted-average common shares outstanding:
Basic and diluted	29,651,230	28,847,493	29,442,023	28,083,343

(1) Stock-based compensation included in above line items:
Cost of revenue	$754	$467	$2,072	$1,221
Sales and marketing	886	710	2,356	1,746
Research and development	1,011	700	3,538	1,752
General and administrative	1,776	1,137	5,644	2,912

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$37	$52	$111	$169
Sales and marketing	10	6	30	19
Research and development	13	8	41	27
General and administrative	5	2	12	6

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30, 2016	As of December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$50,800	$48,074
Marketable securities	4,510	40,448
Accounts receivable, net	27,538	27,616
Accounts receivable, related party	3,527	2,082
Prepaid expenses and other current assets	5,610	5,725
Total current assets	91,985	123,945
Property and equipment, net	57,874	55,037
Intangible assets, net	472	665
Goodwill	1,634	1,634
Other non-current assets	1,394	838
Total assets	$153,359	$182,119
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,189	$7,953
Accrued expenses	14,403	10,449
Accrued compensation and benefits	17,224	20,684
Deferred revenue, current portion	34,899	37,858
Revolving line of credit, current portion	15,000	25,000
Financing and capital lease obligations, current portion	2,017	3,648
Total current liabilities	87,732	105,592
Deferred revenue, net of current portion	44,811	55,671
Revolving line of credit, net of current portion	20,246	5,246
Financing and capital lease obligations, net of current portion	33,038	31,183
Other non-current liabilities	2,974	2,436
Total liabilities	188,801	200,128
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at September 30, 2016 and December 31, 2015	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 29,673,292 and 29,194,332 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	30	29
Additional paid-in capital	325,829	310,304
Accumulated deficit	(361,301)	(328,342)
Total stockholders' deficit	(35,442)	(18,009)
Total liabilities and stockholders' deficit	$153,359	$182,119

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities
Net loss	$(32,959)	$(49,597)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	9,619	8,686
Stock-based compensation expense	13,610	7,631
Interest accrual on financing obligation	5,130	5,371
Loss on disposal or impairment of property and equipment	140	10
Provision for doubtful accounts	287	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,655)	(814)
Accrued interest on short-term investments	217	165
Prepaid expenses and other current assets	465	(1,900)
Other non-current assets	142	1,047
Accounts payable	(3,844)	117
Accrued expenses	4,726	1,780
Accrued compensation and benefits	(3,460)	3,445
Deferred revenue	(13,819)	(1,849)
Other non-current liabilities	538	222
Net cash and cash equivalents used in operating activities	(20,863)	(25,686)
Cash flows from investing activities
Purchases of short-term investments held to maturity	(2,004)	(59,141)
Proceeds from maturity of short-term investments held to maturity	37,725	21,867
Purchases of property and equipment	(10,861)	(11,018)
Net cash and cash equivalents provided by (used in) investing activities	24,860	(48,292)
Cash flows from financing activities
Draws on revolving line of credit	64,000	32,492
Payments on revolving line of credit	(59,000)	(34,902)
Proceeds from exercises of stock options	2,118	2,944
Proceeds from issuance of common stock and warrant, net of issuance costs	—	74,538
Payment of deferred financing costs and debt issuance costs	—	(566)
Remittance of taxes upon vesting of restricted stock units	(202)	(1,224)
Payments on financing and capital lease obligations	(8,187)	(7,386)
Net cash and cash equivalents (used in) provided by financing activities	(1,271)	65,896
Net increase (decrease) in cash and cash equivalents	2,726	(8,082)
Cash and cash equivalents, beginning of period	48,074	51,074
Cash and cash equivalents, end of period	$50,800	$42,992

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$856	$1,797
Property and equipment purchased with financing and capital lease obligations	$2,233	$914
Post contract support purchased with financing obligations	$1,048	$272
Allocation of proceeds to deferred revenue from issuance of common stock based on relative selling price	$—	$207

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$28,910	$19,161	$82,529	$58,435
Amortization of acquired intangible assets	37	52	111	169
Stock-based compensation expense	754	467	2,072	1,221
Total net adjustments	791	519	2,183	1,390
Non-GAAP gross profit	$29,701	$19,680	$84,712	$59,825

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(6,524)	$(14,792)	$(27,104)	$(43,649)
Amortization of acquired intangible assets	65	68	194	221
Stock-based compensation expense	4,427	3,014	13,610	7,631
Offering costs expensed	—	347	—	483
Total net adjustments	4,492	3,429	13,804	8,335
Non-GAAP operating loss	$(2,032)	$(11,363)	$(13,300)	$(35,314)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(8,603)	$(16,664)	$(32,959)	$(49,597)
Depreciation	2,482	2,254	7,344	6,480
Amortization of software development costs	762	638	2,081	1,985
Amortization of acquired intangible assets	65	68	194	221
Interest income	(25)	(56)	(117)	(130)
Interest expense on building lease financing obligations	1,704	1,727	5,130	5,371
Interest expense on other borrowings	262	195	691	685
Income tax expense	5	5	15	25
Stock-based compensation expense	4,427	3,014	13,610	7,631
Total net adjustments	9,682	7,845	28,948	22,268
Adjusted EBITDA	$1,079	$(8,819)	$(4,011)	$(27,329)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(8,603)	$(16,664)	$(32,959)	$(49,597)
Amortization of acquired intangible assets	65	68	194	221
Stock-based compensation expense	4,427	3,014	13,610	7,631
Offering costs expensed	—	347	—	483
Total net adjustments	4,492	3,429	13,804	8,335
Non-GAAP net loss	$(4,111)	$(13,235)	$(19,155)	$(41,262)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(4,111)	$(13,235)	$(19,155)	$(41,262)

Weighted average shares outstanding - basic and diluted	29,651,230	28,847,493	29,442,023	28,083,343
Shares used in computing non-GAAP net loss per share - basic and diluted	29,651,230	28,847,493	29,442,023	28,083,343
Non-GAAP net loss per common share - basic and diluted	$(0.14)	$(0.46)	$(0.65)	$(1.47)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Fourth Quarter 2016		Full Year 2016
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(9.2)	$(8.2)	$(42.2)	$(41.2)
Depreciation and amortization	3.6	3.6	13.2	13.2
Interest income	—	—	(0.1)	(0.1)
Interest expense	2.2	2.2	8.0	8.0
Income tax expense	—	—	—	—
Stock-based compensation expense	4.9	4.9	18.6	18.6
Total net adjustments	10.7	10.7	39.7	39.7
Adjusted EBITDA - Guidance range	$1.5	$2.5	$(2.5)	$(1.5)

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(9.2)	$(8.2)	$(42.2)	$(41.2)
Amortization of acquired intangible assets	0.1	0.1	0.2	0.2
Stock-based compensation expense	4.9	4.9	18.6	18.6
Total net adjustments	5.0	5.0	18.8	18.8
Non-GAAP net loss - Guidance range	$(4.2)	$(3.2)	$(23.4)	$(22.4)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(4.2)	$(3.2)	$(23.4)	$(22.4)

Weighted average shares outstanding - basic and diluted	29.8	29.8	29.5	29.5
Shares used in computing non-GAAP net loss per share - basic and diluted	29.8	29.8	29.5	29.5
Non-GAAP net loss per common share - basic and diluted	$(0.14)	$(0.11)	$(0.79)	$(0.76)